NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Advances Burke Hollow ISR Project in South Texas

  Successful completion of a 25,000-foot drill program at Burke Hollow results in the extension of the Eastern Lower B trend from 1.7 miles to approximately 3.7 miles

  The Eastern Lower B trend will be the first area scheduled for potential production at Burke Hollow

  Leach amenability testing indicates recovery greater than 90%

  Baseline monitor wells installed along Eastern Lower B trend

Corpus Christi, TX, December 9, 2015 - Uranium Energy Corp (NYSE MKT: UEC, the "Company") is pleased to provide results from the recently completed drilling campaign and development activities at its Burke Hollow ISR Project located in Bee County, Texas. Drilling commenced on August 10th 2015 with two rigs on-site and successfully completed 25,000-feet of drilling on time and under budget. The objectives of this latest drilling campaign were to obtain core for leach testing, install baseline monitoring wells, in-fill drill the gaps along the established Eastern Lower B trend and explore the extension of the Eastern Lower B to the south and southeast. The Eastern Lower B trend is expected to be the first production-area within the mine permit application, currently under advanced-stage technical review. The Eastern Lower B trend is one of seven trends discovered to date at the Burke Hollow project by the Company.

Andrew Kurrus, Vice President of Resource Development, stated, "The geological team is pleased by the coring results, by the initial leach test recovery rate and by the continued expansion of the Burke Hollow Project. In particular, we are excited about the extension of the first area scheduled for potential production within the Eastern Lower B trend where our recent drill results have extended the trend by over 2 miles to the south, and the trend remains potentially open-ended."

For the first phase of the campaign, the Company drilled a core hole within the established Eastern Lower B trend for uranium recovery analysis by an independent laboratory. Leaching results from independent laboratory analysis, shown below, indicate uranium recoveries well above 90%.

Burke Hollow 2015 Core Hole Assay & Leach Test Result
Drill Hole	Tested Interval (feet)	Average Grade eU3O8 (%)*	Average Grade pU3O8 (%)**	Energy Labs Assay (% as U3O8)	Energy Labs Bottle Roll Test (% Recovery by Tails)
BHC-1	365-367	0.098	0.204	0.22	99.1

*eU3O8 - grade % as direct gamma reading.

**pU3O8 - grade % as direct Prompt Fission Neutron (PFN) reading.
Note the positive disequilibrium (DEF) as evidenced between the eU3O8 grade and the pU3O8/chemical assay grades.
The favorable positive DEF at the Burke Hollow Project is discussed at length in the NI 43-101 Technical Report dated effective October 6, 2014 (the "Technical Report") filed on SEDAR on December 29, 2014 and on the Company's website.

Monitor Wells, In-fill Drilling

The second phase of the drilling campaign involved drilling and completing three baseline monitor wells for use in upcoming pumping tests in order to facilitate permitting and future wellfield planning. In addition, BHC-1 Core hole was also completed as a baseline monitor well, for a total of four new wells.

The Company also drilled 13 delineation holes along the established Lower B trend area, where 2.08 M lbs. in 1.2 M tons grading 0.089% U3O8 inferred resource was detailed in the latest NI 43-101 Technical Report. These in-fill holes provided key geological data needed to fill gaps identified from detailed mapping of the two mineralized fronts associated with this original section of the Eastern Lower B trend.

Trend Extension

The final phase of drilling was conducted outside of the proposed first area scheduled for potential production along the projected extension of the Lower B trend situated around the periphery of a large geologic structure. Thirty-two wide-spaced exploration holes were completed for a total of 17,020 feet. The primary objective of these thirty-two exploration holes was to bracket the projected mineralized trend extending from the resource area defined in the preceding paragraph. Detailed delineation of the bracketed trend and further trend extension drilling will occur in the New Year. Drilling results from these 32 holes have extended the uranium mineralization of the Eastern Lower B trend from 1.7 miles to approximately 3.7 miles, with several miles of additional potential open trend remaining.

As part of the accelerated permitting program for the Burke Hollow Project, the Company completed an ecological assessment of the eastern trend last month to accommodate the large first area now being planned for potential production. The Mine Area Permit, Aquifer Exemption and Radioactive Material License applications continue to progress through the technical review stages as planned.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was reviewed by Clyde L. Yancey, Vice President Exploration for the Company, a qualified person under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing plant is central to all of its projects in South Texas, including the Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.